SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2012

NORTH SPRINGS RESOURCES CORP.

(Exact name of Company as specified in its charter)

Nevada	333-167217	68-0678790
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
200 S Virginia, 8th Floor Reno, NV 89501 (Address of principal executive offices) Phone: (775) 398-3078 (Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTH SPRINGS RESOURCES CORP.

Form 8-K

Current Report

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2012, North Springs Resources Corp., a Nevada corporation (“NSRS” or the “Company”), entered into that certain Earn-In Agreement (the “Agreement”) with Discovery Gold Ghana Limited, a company organized under the laws of Ghana (“DGG”).  Pursuant to the Agreement, NSRS shall acquire a working interest (the “Working Interest”) in DGG’s interest (“DGG’s Interest”) in that certain mineral concession located in the Edum Banso Region of the Western Region of Ghana (the “Property”), per the terms of the Agreement as follows:

Working Interest:

NSRS shall provide a total of one million two hundred fifty thousand dollars ($1,250,000) to DGG according to the following payment schedule (each a “Commitment Payment”):

(i)

an initial payment of two hundred fifty thousand dollars ($250,000) (the “Initial Payment”), of which one hundred fifty thousand dollars ($150,000) is due within five (5) days of the execution of the Agreement and the remaining one hundred thousand dollars ($100,000) is due within thirty (30) days of the execution of the Agreement;

(ii)

five hundred thousand dollars ($500,000) on or before July 31, 2012 (the “Second Commitment Payment”); and

(iii)

five hundred thousand dollars ($500,000) on or before December 31, 2012 (the “Third Commitment Payment”).

Upon making the full Initial Payment to DGG, NSRS shall acquire a ten percent (10%) Working Interest in DGG’s Interest.

In the event that NSRS fails to provide the Second Commitment Payment to DGG on or before July 31, 2012, fifty percent (50%) of NSRS’ Working Interest shall automatically revert back to DGG and NSRS shall be deemed to have forfeited its right to provide the Third Commitment Payment.  DGG shall then have the option to buy back an additional twenty five percent (25%) of NSRS’ Working Interest in exchange for one hundred fifty thousand dollars ($150,000).

Additional Working Interest:

NSRS shall acquire an additional twenty five percent (25%) Working Interest in DGG’s Interest (the “Additional Interest”) in exchange for ten million (10,000,000) shares of common stock of NSRS (the “NSRS Shares”).  The Additional Interest is in addition to the ten percent (10%) Working Interest described above.

In the event that the value of the NSRS Shares is less than two million five hundred dollars ($2,500,000) on October 1, 2012, DGG shall have the option to either: (a) take back the Additional Interest from NSRS and return the NSRS Shares to NSRS; or (b) keep the NSRS Shares and allow NSRS to keep the Additional Interest.  If DGG elects option (a), DGG shall notify NSRS of its decision in writing within five (5) business days from October 1, 2012.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Earn-In Agreement by and between North Springs Resources Corp. and Discovery Gold Ghana Limited dated January 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH SPRINGS RESOURCES CORP.
Date: January 25, 2012	By: /s/ Harry Lappa
Harry Lappa
President and CEO

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